UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


        Under Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 22, 2004
                                        -----------------


                         Commission file number 0-12820
                                                -------


                        AMERICAN NATIONAL BANKSHARES INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

             VIRGINIA                                     54-1284688
     --------------------------------                 --------------------
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                   Identification No.)

            628 Main Street
            Danville, Virginia                               24541
     ----------------------------------------         --------------------
     (Address of principal executive offices)             (Zip Code)

                                 (434) 792-5111
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Item 8.01  Other Events

On November 16, 2004, the Board of Directors delcared a quarterly dividend of $0.20 per share of common stock, payable on December 17, 2004, to shareholders of record on December 3, 2004.


Exhibit

99.1  News Release

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN NATIONAL BANKSHARES INC.
                                       ---------------------------------
                                                 (Registrant)


Date - November 22, 2004               By:  /s/ Neal A. Petrovich
                                            -------------------------
                                            Senior Vice President and
                                            Chief Financial Officer